 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2003

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events

United Bancshares, Inc. (Nasdaq: UBOH – news), a bank holding company headquartered in Columbus Grove, Ohio with consolidated assets of $425 million, today announced a restatement of previously released 2002 net earnings and the approval of regulatory applications for the merger of two of its wholly owned subsidiaries, The Bank of Leipsic Company and Citizens Bank of Delphos, with and into another wholly owned subsidiary, The Union Bank Company and the acquisition by The Union Bank Company of three banking offices currently operated by The RFC Banking Company.

Subsequent to the earnings press release issued on February 10, 2003, net earnings for 2002 were revised downward to reflect the impact of a $631,000 income tax provision ($0.17 per share) relating to the recapture of a tax bad debt reserve for federal income tax purposes.  The tax bad debt reserve relates to Citizens Bank of Delphos, which operated as a thrift institution prior to its acquisition by United in 2001.  Certain events require recapture of the tax bad debt reserve, including reaching an asset level of $500 million or more.  Due to the aforementioned acquisition of RFCBC banking offices, the Company’s consolidated assets are expected to exceed $500 million in the near future and generally accepted accounting principles require that the Company recognize the tax impact of the tax bad debt recapture in 2002.

The Company’s revised 2002 net earnings are $6,366,000 or $1.77 per share, compared to $3,254,000, or $0.96 per share in 2001.  Net earnings for 2002 include $3,807,000 ($1.06 per share) resulting from the cumulative effect of a change in accounting principles.

Excluding the impact of the change in accounting principle and charge to income related to the recapture of the tax bad debt reserve: return on average assets for 2002 was 0.78%, compared to 0.89% in 2001; return on average shareholders’ equity was 8.0% in 2002 compared to 10.3% in 2001; non-interest income for 2002 was $3.1 million compared to $2.8 million for 2001; non-interest expenses were $11.1 million for 2002 compared to $9.5 million for 2001.

The Company also announced the receipts of certificates of approval from Federal Deposit Insurance Corporation and the Ohio Division of Financial Institutions for the merger of two of its wholly owned subsidiaries, The Bank of Leipsic Company and Citizens Bank of Delphos with and into another wholly owned subsidiary, The Union Bank Company and the acquisition by The Union Bank Company of three banking offices currently operated by The RFC Banking Company.  At this time the Company withdrew its regulatory application for the establishment of a branch in Bowling Green, Ohio.  Additionally, the Company is making known the availability of its January 14, 2003 application submissions to the Ohio Division of Financial Institutions as part of an Application for Authorization to Establish a Banking Office, an Interagency Bank Merger Application and an Application for Authorization to Establish a Banking Office through the acquisition of an office of another financial institution.  The applications include various pro forma and projected financial statements associated with the transactions and may be obtained through a written request to the Ohio Division of Financial Institutions at 77 South High Street, Columbus, Ohio 43215.

Item 7.  Financial Statements and Exhibits

(a) Exhibits

99

United Bancshares, Inc. unaudited consolidated balance sheet and statements of income.

United Bancshares, Inc. is the parent company of The Union Bank Company, The Bank of Leipsic Company, The Citizens Bank of Delphos, and Bancservices United, Inc.

This release may contain certain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance.  However, such performance involves risk and uncertainties that may cause actual results to differ materially.  Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, the strength of the local economies in which operations are conducted, the effects of and changes in policies and laws of regulatory agencies, inflation, and interest rates.  For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to the 2001 Form 10-K.

For more information, visit www.theubank.com or contact Brian Young at 419-659-2141.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: March 4, 2003	By: /s/ Brian D. Young
Brian D. Young CFO

Exhibit 99

United Bancshares’, Inc. 2002 unaudited financial information:

UNITED BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS

December 31, 2002 and 2001

ASSETS

2002

2001

CASH AND CASH EQUIVALENTS

Cash and due from banks

$

9,652,357

$

7,907,926

Interest-bearing deposits in other banks

1,167,863

8,262,300

Federal funds sold

5,914,000

9,759,000

Total cash and cash equivalents

16,734,220

25,929,226

SECURITIES, available-for-sale

151,079,804

101,975,673

FEDERAL HOME LOAN BANK STOCK, at cost

3,896,700

3,653,100

LOANS HELD FOR SALE

2,083,887

6,363,650

LOANS

241,471,498

237,631,764

Less allowance for loan losses

2,784,509

2,592,081

Net loans

238,686,989

235,039,683

PREMISES AND EQUIPMENT, net

6,314,033

5,891,181

ACCRUED INTEREST RECEIVABLE

2,009,621

2,034,933

OTHER ASSETS

4,192,169

5,513,274

TOTAL ASSETS

$

424,997,423

$

386,400,720

===========

===========

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES

Deposits:

Non-interest bearing

$

22,524,352

$

22,238,766

Interest-bearing

301,132,604

288,658,015

Total deposits

323,656,956

310,896,781

Federal Home Loan Bank borrowings

55,956,475

34,761,684

Deferred credit – purchase accounting

-

3,807,073

Other liabilities

4,426,016

2,262,999

Total liabilities

384,039,447

351,728,537

STOCKHOLDERS’ EQUITY

Common stock, stated value $1.  Authorized

4,750,000 shares; issued 3,718,277 shares

in 2002 and 3,681,628 shares in 2001

3,718,277

3,681,628

Surplus

14,373,897

14,232,369

Retained earnings

22,612,142

17,832,408

Accumulated other comprehensive income

1,496,359

168,477

Treasury stock, 88,064 shares, at cost

(1,242,699)

(1,242,699)

Total stockholders’ equity

40,957,976

34,672,183

TOTAL LIABILITIES AND

STOCKHOLDERS’ EQUITY

$

424,997,423

$

386,400,720

===========

===========

UNITED BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

Years Ended December 31, 2002, 2001 and 2000

2002

2001

2000

INTEREST AND DIVIDEND INCOME

Loans, including fees

$

17,513,362

$

21,465,191

$

15,416,133

Securities:

Taxable

5,827,316

3,189,391

1,976,162

Tax-exempt

1,159,933

1,048,988

1,298,915

Other

178,102

530,613

249,332

Total interest and dividend income

24,678,713

26,234,183

18,940,542

INTEREST EXPENSE

Deposits

9,052,380

12,336,091

8,881,567

Borrowings

2,642,213

2,494,398

1,805,781

Total interest expense

11,694,593

14,830,489

10,687,348

Net interest income

12,984,120

11,403,694

8,253,194

PROVISION FOR LOAN LOSSES

722,000

449,103

502,490

Net interest income after provision

for loan losses

12,262,120

10,954,591

7,750,704

NON-INTEREST INCOME

Service charges on deposit accounts

712,180

678,471

623,185

Gain on sale of loans

1,947,726

1,406,963

155,739

Securities gains (losses)

107,225

(55,341)

7,968

Amortization of deferred credit – purchase

accounting

-

346,098

-

Other operating income

331,450

450,517

241,341

Total non-interest income

3,098,581

2,826,708

1,028,233

NON-INTEREST EXPENSES

Salaries, wages and employee benefits

5,759,729

4,600,830

3,302,987

Occupancy expense

1,116,072

879,586

700,071

Other operating expenses

4,204,936

4,016,051

3,055,453

Total non-interest expenses

11,080,737

9,496,467

7,058,511

Income before income taxes and

change in accounting principle

4,279,964

4,284,832

1,720,426

PROVISION FOR INCOME TAXES

Current

1,153,061

674,017

265,228

Deferred, including $631,000 provision in 2002

relating to the recapture of tax on bad debt expense

567,939

356,983

(30,228)

Income before change in

accounting principle

2,558,964

3,253,832

1,485,426

CHANGE IN ACCOUNTING PRINCIPLE

3,807,073

-

-

NET INCOME

$

6,366,037

$

3,253,832

$

1,485,426

==========

==========

==========

NET INCOME PER SHARE

Basic

$

1.77

$

.96

$

.66

==========

=========

=========

Diluted

$

1.76

$

.96

$

.64

==========

==========

=========